UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) September 7, 2006
FREMONT MORTGAGE SECURITIES CORPORATION (as depositor under a Pooling and Servicing Agreement, dated as of September 1, 2006, providing for, inter alia, the issuance of Fremont Home Loan Trust 2006-C, Mortgage-Backed Certificates, Series 2006-C)
Fremont Mortgage Securities Corporation
(Exact name of registrant as specified in its charter)

DELAWARE	333-132540	52-2206547

State of Incorporation	(Commission File Number)	(I.R.S. Employer Identification No.)

2727 East Imperial Highway, Brea, California	92821

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (714) 961-5000
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e4(c))

Item 8.01. Other Events
Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits
SIGNATURES
EXHIBIT INDEX
EXHIBIT 1.1
EXHIBIT 4.1
EXHIBIT 4.2
EXHIBIT 4.3

Item 8.01. Other Events
     The Registrant registered issuances of Mortgage-Backed Certificates, Series 2006-C on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended, by a Registration Statement on Form S-3 (Registration File No. 333-132540) (the “Registration Statement”). Pursuant to the Registration Statement, the Registrant issued $1,741,018,000 aggregate principal amount of Class 1-A1, Class 1-A2, Class 2-A1, Class 2-A2, Class 2-A3, Class M1, Class M2, Class M3, Class M4, Class M5, Class M6, Class M7, Class M8, Class M9, and Class M10 Certificates (the “Publicly Offered Certificates”) on August 30, 2006. This Current Report on Form 8-K is being filed to satisfy an undertaking contained in the definitive Prospectus dated July 11, 2006, as supplemented by the Prospectus Supplement dated August 30, 2006, to file a copy of the operative agreements executed in connection with the issuance of the Publicly Offered Certificates, a form of which was filed as an exhibit to the Registration Statement.
     On September 7, 2006, Fremont Mortgage Securities Corporation entered into a Pooling and Servicing Agreement, dated as of September 1, 2006 (the “Pooling and Servicing Agreement”), among Fremont Mortgage Securities Corporation, as depositor, Fremont Investment & Loan, as sponsor, servicer and originator, Wells Fargo Bank, N.A., as master servicer, trust administrator and swap administrator, and HSBC Bank USA, National Association, as trustee.
Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits
     (a) Not applicable
     (b) Not applicable

Exhibit No.	Description

1.1
The Underwriting Agreement (the “Underwriting Agreement”), dated as of August 30, 2006, by and between Fremont Mortgage Securities Corporation, as depositor, and Barclays Capital Inc., Deutsche Bank Securities, Greenwich Capital Markets, Goldman, Sachs & Co., Keefe, Bruyette and Woods, Inc., and Sandler, O’Neill & Partners, L.P. as underwriters.

Exhibit No.	Description

4.1
The Pooling and Servicing Agreement, dated as of September 1, 2006 (the “Pooling and Servicing Agreement”), among Fremont Mortgage Securities Corporation, as depositor, Fremont Investment & Loan, as sponsor, servicer and originator, Wells Fargo Bank, N.A., as master servicer, trust administrator and swap administrator and HSBC Bank USA, National Association, as trustee.

4.2
The Mortgage Loan Purchase Agreement (the “Mortgage Loan Purchase Agreement”), dated as of September 1, 2006, between Fremont Mortgage Securities Corporation, as purchaser, and Fremont Investment & Loan, as originator.

4.3
Swap documents consisting of the ISDA Master Agreement, dated as of September 7, 2006, between Swiss Re Financial Products Corporation, as swap provider, and Wells Fargo Bank, N.A., as Trust Administrator; ISDA Schedule to the Master Agreement, dated as of September 7, 2006, between Swiss Re Financial Products Corporation, as swap provider, and Wells Fargo Bank, N.A., as Trust Administrator; Swap Confirmation, dated as of September 7, 2006, between Swiss Re Financial Products Corporation, as swap provider, and Fremont Investment & Loan, as servicer and originator; Swap Novation, dated as of September 7, 2006, between Swiss Re Financial Products Corporation, as swap provider, and Fremont Investment & Loan, as servicer and originator; and Swap Administration Agreement, dated as of September 7, 2006, between Wells Fargo Bank, N.A., as Swap Administrator and Trust Administrator and HSBC Bank USA, National Association, as Trustee.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FREMONT MORTGAGE SECURITIES CORPORATION (Registrant)

By:	/s/ Jeff Crusinberry

Name:	Jeff Crusinberry
Title:	Senior Vice President
Dated: September 20, 2006

EXHIBIT INDEX

	Item 601(a) of
Exhibit	Regulation S-K		Paper (P) or
Number	Exhibit No.	Description	Electronic (E)
1	1.1	The Underwriting Agreement (the “Underwriting Agreement”), dated as of September 7, 2006, by and between Fremont Mortgage Securities Corporation, as depositor, and Barclays Capital Inc., Deutsche Bank Securities, Greenwich Capital Markets, Goldman, Sachs & Co., Keefe, Bruyette and Woods, Inc., and Sandler, O’Neill & Partners, L.P. as underwriters.	E

2	4.1	The Pooling and Servicing Agreement, dated as of September 1, 2006 (the “Pooling and Servicing Agreement”), among Fremont Mortgage Securities Corporation, as depositor, Fremont Investment & Loan, as sponsor, servicer and originator, Wells Fargo Bank, N.A., as master servicer, trust administrator and swap administrator and HSBC Bank USA, National Association, as trustee.	E

3	4.2	The Mortgage Loan Purchase Agreement (the “Mortgage Loan Purchase Agreement”), dated as of September 1, 2006, between Fremont Mortgage Securities Corporation, as purchaser, and Fremont Investment & Loan, as originator.	E

4	4.3	Swap documents consisting of the ISDA Master Agreement, dated as of September 7, 2006, between Swiss Re Financial Products Corporation, as swap provider, and Wells Fargo Bank, N.A., as Trust Administrator; ISDA Schedule to the Master Agreement, dated as of September 7, 2006, between Swiss Re Financial Products Corporation, as swap provider, and Wells Fargo Bank, N.A., as Trust Administrator; Swap Confirmation, dated as of September 7, 2006, between Swiss Re Financial Products Corporation, as swap provider, and Fremont Investment & Loan, as servicer and originator; Swap Novation, dated as of September 7, 2006, between Swiss Re Financial Products Corporation, as swap provider, and Fremont Investment & Loan, as servicer and originator; and Swap Administration Agreement, dated as of September 7, 2006, between Wells Fargo Bank, N.A., as Swap Administrator and Trust Administrator and HSBC Bank USA, National Association, as Trustee.	E